UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________________
FORM 8-K
 _____________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): December 11, 2015
 _____________________________
MEDTRONIC PUBLIC LIMITED COMPANY
(Exact name of Registrant as Specified in its Charter)
  _____________________________

Ireland	1-36820	98-1183488
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 On Hatch, Lower Hatch Street Dublin 2, Ireland
(Address of principal executive offices)

+353 1 438-1700
(Registrant’s telephone number, including area code):

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.
On December 11, 2015, Medtronic plc, a public limited company organized under the laws of Ireland (the “Company”), held its 2015 Annual General Meeting of Shareholders in order to: (1) elect thirteen directors, each to hold office until the 2016 Annual General Meeting of the Company and until his or her successor is elected; (2) ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent auditor for fiscal year 2016 and authorize the Company’s Board of Directors, acting through the Audit Committee, to set its remuneration; (3) approve, in a non-binding advisory vote, named executive officer compensation (“Say-on-Pay”); and (4) approve, in a non-binding advisory vote, the frequency with which the Say-on-Pay vote will occur.

At the close of business on October 12, 2015 the record date of the Annual General Meeting, 1,413,333,588 Company ordinary shares were outstanding and entitled to vote. The holders of a total of 1,217,082,873 ordinary shares were present at the Annual General Meeting, either in person or by proxy, which total was not less than a majority of the issued and outstanding ordinary shares entitled to vote and thus constituted a quorum.

The final voting results and the votes used to determine the results for each proposal are set forth below:

1.
The shareholders elected each of the thirteen nominees to the Board of Directors to hold office until the 2016 Annual General Meeting of the Company and until his or her successor is elected, as follows:

	For	For (Percent of Votes Cast)	Against	Against (Percent of Votes Cast)	Abstain	Broker Non-Vote
Richard H. Anderson	1,081,473,251	97.08%	32,525,378	2.92%	3,442,822	99,641,422
Craig Arnold	1,103,054,987	98.89%	12,334,433	1.11%	2,052,031	99,641,422
Scott C. Donnelly	1,096,508,209	98.30%	18,909,955	1.70%	2,023,287	99,641,422
Randall Hogan, III	1,108,530,152	99.39%	6,786,451	0.61%	2,124,848	99,641,422
Omar Ishrak	1,081,490,913	97.12%	32,090,966	2.88%	3,859,572	99,641,422
Shirley Ann Jackson, Ph.D.	1,094,028,884	98.09%	21,300,738	1.91%	2,111,829	99,641,422
Michael O. Leavitt	1,101,193,176	98.73%	14,147,132	1.27%	2,101,143	99,641,422
James T. Lenehan	1,109,010,739	99.44%	6,289,728	0.56%	2,140,984	99,641,422
Elizabeth Nabel, M.D.	1,103,668,592	98.95%	11,680,049	1.05%	2,092,810	99,641,422
Denise M. O’Leary	1,090,307,061	97.75%	25,064,352	2.25%	2,070,038	99,641,422
Kendall J. Powell	1,030,937,910	92.74%	80,755,803	7.26%	5,747,738	99,641,422
Robert C. Pozen	1,104,946,523	99.07%	10,398,126	0.93%	2,096,802	99,641,422
Preetha Reddy	1,103,358,278	99.03%	10,788,849	0.97%	3,294,324	99,641,422

2.
The shareholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent auditor for fiscal year 2016 and authorized the Company’s Board of Directors, acting through the Audit Committee, to set its remuneration.

	Votes	Percent of Votes Cast
For	1,201,564,423	98.82%
Against	14,352,339	1.18%
Abstain	1,166,111	N/A
Broker Non-Vote	N/A	N/A

3.	The shareholders approved, on a non-binding advisory basis, the compensation awarded to the Company’s named executive officers.

	Votes	Percent of Votes Cast
For	1,068,477,631	96.00%
Against	44,558,362	4.00%
Abstain	4,405,458	N/A
Broker Non-Vote	99,641,422	N/A

4.
The shareholders approved, on a non-binding advisory basis, an annual frequency for Say-on-Pay votes. After considering the voting results on this matter and various other factors, the Company’s Board of Directors determined that the Company will hold future Say-on-Pay votes on an annual basis. These annual advisory votes will continue until the Company’s Board of Directors considers the results of the next shareholder advisory vote regarding the frequency with which Say-on-Pay votes should be held.

	Votes	Percent of Votes Cast
1 Year	993,891,875	89.43%
2 Years	3,812,071	0.34%
3 Years	113,650,181	10.23%
Abstain	6,087,324	N/A
Broker Non-Vote	99,641,422	N/A

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDTRONIC PUBLIC LIMITED COMPANY

	By	/s/ Bradley E. Lerman
Date: December 15, 2015		Bradley E. Lerman
Senior Vice President, General Counsel and Corporate Secretary